ONEOK PARTNERS Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Business Combinations Policy [Policy Text Block]
ONEOK Partners accounted for this acquisition as a business combination, which, among other things, requires assets acquired and liabilities assumed to be measured at their acquisition-date fair values. The excess of the purchase price over the fair values of the identifiable assets acquired was recorded as goodwill.

Incentive Distribution Policy, Managing Member or General Partner, Description [Policy Text Block]
We receive distributions from ONEOK Partners on our common and Class B units and our 2 percent general partner interest, which includes our incentive distribution rights.  Under ONEOK Partners’ partnership agreement, as amended, distributions are made to the partners with respect to each calendar quarter in an amount equal to 100 percent of available cash as defined in the ONEOK Partners partnership agreement (Partnership Agreement), as amended.  Available cash generally will be distributed 98 percent to limited partners and 2 percent to the general partner.  The general partner’s percentage interest in quarterly distributions is increased after certain specified target levels are met during the quarter.  In July 2011, the Partnership Agreement was amended to adjust the formula for distributing available cash among the general partner and limited partners to reflect the two-for-one unit split of ONEOK Partners’ common units.  Under the incentive distribution provisions, as set forth in ONEOK Partners’ partnership agreement, as amended, the general partner receives:

•	15 percent of amounts distributed in excess of $0.3025 per unit;

•	25 percent of amounts distributed in excess of $0.3575 per unit; and

•	50 percent of amounts distributed in excess of $0.4675 per unit.

Consolidation, Subsidiaries or Other Investments, Consolidated Entities, Policy [Policy Text Block]
We account for the difference between the carrying amount of our investment in ONEOK Partners and the underlying book value arising from issuance of common units by ONEOK Partners as an equity transaction.  If ONEOK Partners issues common units at a price different than our carrying value per unit, we account for the premium or deficiency as an adjustment to paid-in capital.  As a result of ONEOK Partners’ issuance of common units, we recognized an increase to paid-in capital of approximately $87.3 million, net of taxes, in 2013 and a decrease to paid-in capital of approximately $51.1 million, net of taxes, in 2012.